UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting material Pursuant to §240.14a-12.

BMC Software, Inc.
(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES INC.

ELLIOTT ASSET MANAGEMENT LLC

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

CARL JAMES SCHAPER

THOMAS E. HOGAN

JOHN M. DILLON

ANDREAS W. MATTES

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED MAY 25, 2012

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES INC.

ELLIOTT ASSET MANAGEMENT LLC

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

CARL JAMES SCHAPER

THOMAS E. HOGAN

JOHN M. DILLON

ANDREAS W. MATTES

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

OF

BMC SOFTWARE, INC.

This proxy statement and accompanying GREEN proxy form are being furnished to stockholders of BMC Software, Inc., a Delaware corporation (the “Company”), by Elliott Associates, L.P., a Delaware limited partnership (“Elliott Associates”), and Elliott International, L.P., a Cayman Islands limited partnership (“Elliott International”) (for convenience throughout this proxy statement we sometimes refer to Elliott Associates and Elliott International collectively as “Elliott,” “we,” “our” or “us”) in connection with the solicitation of proxies from you, the holders (the “Stockholders”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), in connection with the 2012 Annual Meeting of Stockholders, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof (the “2012 Annual Meeting”).

This proxy statement and the accompanying GREEN proxy form are first being sent or given on or about [            ], 2012 to all holders of Common Stock as of the Record Date (as defined below).

We intend to vote all solicited proxies at the 2012 Annual Meeting scheduled to be held on [                    ], [                    ], 2012, commencing at [            ], local time, at [                    ], in order to take the following actions:

1.	vote “FOR” the election of Carl James Schaper, Thomas E. Hogan, John M. Dillon and Andreas W. Mattes (each, a “Nominee” and, collectively, the “Nominees”) to serve as directors on the board of directors of the Company (the “Board”) until the 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	vote “FOR” the Company’s proposal to approve the BMC Software, Inc. 2013 Employee Stock Purchase Plan, as described further in the Company’s [Preliminary] Proxy Statement on Schedule 14A, filed with the SEC on [May 18], 2012 (the “Company’s Proxy Statement”);

3.	vote “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the Board of the Company (the “Audit Committee”) of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013;

4.	vote “FOR” the Company’s proposal for a non-binding advisory vote concerning the compensation of the Company’s named executive officers, as described further in the Company’s Proxy Statement;

5.	vote “FOR” the repealing of any provision of or amendment to the Amended and Restated By-laws of the Company (the “By-laws”) adopted by the Board subsequent to November 10, 2010 without the approval of the Stockholders (the “Stockholder Proposal”); and

6.	transact such other business as may properly come before the 2012 Annual Meeting.

Under the proxy rules we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a Stockholder of the Company who desires to vote for up to a full complement of ten director nominees to use the GREEN proxy form to vote for our Nominees as well as the Company’s nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote. We have determined to nominate a slate of four Nominees, Messrs. Schaper, Hogan, Dillon and Mattes and are seeking authority to vote for up to all of the Company’s nominees other than [                    ]. As a result, should a Stockholder so authorize us, on the GREEN proxy form, we would cast votes for our four Nominees and up to six of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

THE PARTICIPANTS URGE YOU TO VOTE THE GREEN PROXY FORM “FOR” CARL JAMES SCHAPER, THOMAS E. HOGAN, JOHN M. DILLON and ANDRAS W. MATTES AS DIRECTORS.

The principal executive offices of the Company are located at 2101 CityWest Boulevard, Houston, Texas 77042. The Company has set the close of business on [                    ], 2012 as the record date (the “Record Date”) for determining the Stockholders entitled to vote at the 2012 Annual Meeting.

According to the Company’s Proxy Statement, on [                    ], 2012, there were [            ] shares of Common Stock of the Company issued and outstanding, each share of Common Stock being entitled to one vote on all matters presented at the 2012 Annual Meeting. As of the date hereof and as of [                    ], 2012, Elliott Associates is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 3,652,630 shares of Common Stock, and Elliott International is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 6,741,370 shares of Common Stock, which together represents approximately [    ]% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on [                    ], 2012).

In addition, (i) Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P. (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC (“Special GP”), which is controlled by Singer, are the general partners of Elliott Associates and may all be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (ii) Singer, Braxton Associates Inc. (“Braxton”) and Elliott Asset Management LLC (“Asset Management”) are the general partners of Capital Advisors and may be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (iii) The Liverpool Limited Partnership (“Liverpool Partnership”), a wholly-owned subsidiary of Elliott Associates, initially acquired a portion of the shares of Common Stock beneficially owned by Elliott Associates, as described on Annex A hereto, and Liverpool Associates Ltd. (“Liverpool Associates”), a wholly-owned subsidiary of Elliott Associates, is the sole general partner of Liverpool Partnership and may be deemed to beneficially own the shares of Common Stock held by Liverpool Partnership, and (iv) Elliott International Capital Advisors Inc. (“EICA”), as investment manager of Elliott International, Hambledon, Inc. (“Hambledon”), which is also controlled by Singer, as the sole general partner of

Elliott International, and Singer, may be deemed to beneficially own the shares of Common Stock held by Elliott International (we refer to Singer, Capital Advisors, Special GP, Braxton, Asset Management, Liverpool Partnership, Liverpool Associates, EICA, Hambledon and Elliott Management Corporation, which provides management services to Elliott and their affiliates, collectively as the “Elliott Participants”).

We intend to vote all of the Common Stock that we beneficially own at the 2012 Annual Meeting “FOR” the election of our Nominees and to grant authority to vote for the Company’s nominees other than [            ], “FOR” the Company’s proposal to approve the BMC Software, Inc. 2013 Employee Stock Purchase Plan, “FOR” the Company’s proposal to ratify the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013, “FOR” the Company’s proposal for a non-binding, advisory vote concerning the compensation of the Company’s named executive officers, “FOR” our Stockholder Proposal, and in our discretion with respect to such other business as may properly come before the 2012 Annual Meeting.

We are soliciting your vote because we believe that our Nominees would contribute significant value to the Board. Over the past 11 years, the Company has undergone a difficult transition from a mainframe tools vendor to a relevant player in the IT Management space. However, as Elliott has detailed in its public filings, we believe that a combination of execution missteps and an increasingly competitive market have resulted in underperformance and a deterioration of Stockholder value. We believe these challenges call for directors with new ideas and open minds, prepared to take bold action. To that end, Elliott has nominated four highly experienced and respected technology industry executives who we believe would, consistent with the best interests of the Company, advocate for a thorough exploration of all pathways to deliver value to the Stockholders. We would expect these pathways to include, but not be limited to, strategic transactions, such as a sale of all or part of the business, changes in the Company’s use of capital or changes in the Company’s capital structure, as well as operational improvements in the company’s go-to-market strategy, cost structure and other areas. We believe our Nominees have exceptional qualifications and will bring fresh, independent perspectives and insights to this essential review process. We urge the Stockholders to support us in this effort by voting “FOR” our Nominees and the Stockholder Proposal in this document.

This proxy solicitation is being made by Elliott and not on behalf of the Board or the Company’s management.

WHETHER OR NOT YOU INTEND TO ATTEND THE 2012 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE “FOR” EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GREEN PROXY FORM TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the GREEN proxy form to vote by telephone or Internet.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GREEN proxy form provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of MacKenzie Partners, Inc., 105 Madison Avenue, 17th Floor, New York, New York 10016, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2012 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2012 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Only the Stockholders of record on the Record Date are entitled to vote at the 2012 Annual Meeting.

MacKenzie Partners, Inc. is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

MacKenzie Partners, Inc.

105 Madison Avenue, 17th Floor

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

It is important that your shares of Common Stock be represented and voted at the 2012 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2012 Annual Meeting in person, please complete, date and sign the GREEN proxy form that has been provided to you by us (and not the WHITE proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote “FOR” the election of our Nominees and to grant authority to vote for the Company’s nominees other than [                    ], “FOR” the Company’s proposal to approve the BMC Software, Inc. 2013 Employee Stock Purchase Plan, “FOR” the Company’s proposal to ratify the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013, “FOR” the Company’s proposal for a non-binding, advisory vote concerning the compensation of the Company’s named executive officers and “FOR” our Stockholder Proposal. To ensure that your vote is counted, please remember to submit your vote so that it is received by us by [                    ], 2012.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

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QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to read this proxy statement carefully and in its entirety.

Who is making this solicitation?

Elliott Associates is a Delaware limited partnership and Elliott International is a Cayman Islands limited partnership. The principal business of both Elliott Associates and Elliott International is to purchase, sell, trade and invest in securities.

The solicitation for election of the Nominees and the other proposals described in this proxy statement at the 2012 Annual Meeting is being made by Elliott and certain other participants. For information regarding Elliott and the other participants in the solicitation, please see Annex A attached to this proxy statement.

What are we asking you to vote for?

We are asking you to vote on the following actions on the GREEN proxy form at the 2012 Annual Meeting:

1.	vote “FOR” the election of Carl James Schaper, Thomas E. Hogan, John M. Dillon and Andreas W. Mattes to serve as directors on the Board until the 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	vote “FOR” the Company’s proposal to approve the BMC Software, Inc. 2013 Employee Stock Purchase Plan, as described further in the Company’s Proxy Statement;

3.	vote “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013;

4.	vote “FOR” the Company’s proposal for a non-binding advisory vote concerning the compensation of the Company’s named executive officers, as described further in the Company’s Proxy Statement; and

5.	vote “FOR” the repealing of any provision of or amendment to the Amended and Restated By-laws of the Company adopted by the Board subsequent to November 10, 2010 without the approval of the Stockholders.

Please see the sections entitled “Proposal 1: Election of the Nominees,” “Proposal 2: Approval of the BMC Software, Inc. 2013 Employee Stock Purchase Plan,” “Proposal 3: Ratification of the Selection of Independent Accountants,” “Proposal 4: Advisory Vote on the Compensation of the Company’s Named Executive Officers” and “Proposal 5: Repealing of Certain Provisions of or Amendments to the By-Laws Adopted Since November 10, 2010” for a more complete description of each of these proposals.

Why are we soliciting your vote?

We are soliciting your vote because we believe that our Nominees would contribute significant value to the Board. Over the past 11 years, the Company has undergone a difficult transition from a mainframe tools vendor to a relevant player in the IT Management space. However, as Elliott has detailed in its public filings, we believe that a combination of execution missteps and an increasingly competitive market have resulted in underperformance and a deterioration of Stockholder value. We believe these challenges call for directors with new ideas and open minds, prepared to take bold action. To that end, Elliott has nominated four highly experienced and respected technology industry executives who we believe would, consistent with the best interests of the Company, advocate for a thorough exploration of all pathways to deliver value to the Stockholders. We would expect these pathways to include, but not be limited to, strategic transactions, such as a sale of all or part of the business, changes in the Company’s use of capital or changes in the Company’s capital structure, as well as operational improvements in the company’s go-to-market strategy, cost structure and other areas. We believe our Nominees have exceptional qualifications and will bring fresh, independent perspectives and insights to this essential review process. We urge the Stockholders to support us in this effort by voting “FOR” our Nominees and the Stockholder Proposal in this document.

Who are the Nominees?

We are proposing that Carl James Schaper, Thomas E. Hogan, John M. Dillon and Andreas W. Mattes be elected as directors of the Company to serve on the Board until the 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Set forth below are the names, ages, business addresses and business experience for the past five years and certain other information for Messrs. Schaper, Hogan, Dillon and Mattes, the individuals nominated by Elliott as the Nominees to stand for election at the 2012 Annual Meeting. This information has been furnished to Elliott by the Nominees. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a director for the Company as of the date hereof, in light of the Company’s business and structure.

Name and Age	Business and Residence Address	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Carl James Schaper (60)	13560 Morris Road, Suite 4100, Alpharetta, GA 30004 635 Brisbaine Manor, Alpharetta, GA 30022	In June 2002, Mr. Schaper founded Infor Global Solutions (“Infor”), which has now grown to approximately 85,000 customers, and 13,000 employees operating from 116 offices in 34 countries globally. Mr. Schaper has served as Chairman of the Board of Directors of Infor since December 2010 and in his role as Chairman, Mr. Schaper is responsible for managing Infor’s Board of Directors and assisting management in setting corporate strategy, insuring Infor’s investments continue to drive growth, superior performance, and customer satisfaction. Prior to that, Mr. Schaper served as Chairman, President & CEO of Infor from June 2002 to December 2010. Mr. Schaper is also currently an operating partner of Golden Gate Capital, a private equity firm. In addition, Mr. Schaper also serves on the boards of SnagAJob.com, Inc., Attachmate Corp. and Q2ebanking Software since 2012. Mr. Schaper has over 30 years of experience in the technology industry. Previously, he served as the Chairman and CEO of Primis Corporation. Prior to Primis, he served as the Chief Operating Officer of Medaphis Corporation. In addition to these roles, Mr. Schaper has served as the Chief Operating Officer of Dun and Bradstreet Software. Elliott believes that the attributes, skills and qualifications that Mr. Schaper has obtained through his extensive management experience in the software and technology marketplace will provide the Board and the Company with valuable industry knowledge and management experience.

Thomas E. Hogan (52)	4501 Mantle Drive Austin, Texas 78746 4501 Mantle Drive Austin, Texas 78746	Thomas E. Hogan most recently served as Executive Vice President of
Sales, Marketing, and Strategy, for Hewlett Packard Corporation (“HP”).
Prior to this assignment Mr. Hogan served as Executive Vice President of
Software and Solutions for HP. Mr. Hogan joined HP in February, 2006 and departed in May, 2011. From 2001 through 2005, Mr. Hogan served at
Vignette Corporation (VIGN), a content management software company, where he held various management positions, including serving as its Chief
Executive Officer, President, COO, and director. From 1999 to 2001, Mr.
Hogan served in various roles at Siebel Systems, Inc., a software company, including the role as Senior Vice President of Worldwide Sales and
Operations. Prior to his employment at Siebel Systems, Mr. Hogan worked at IBM Corporation, a multinational technology and consulting company from 1982 to 1999, where he held several executive posts, including Vice
President of Midrange Systems, Vice President of Sales, Consumer
Packaged Goods and Vice President, Sales Operations. From 2004 to 2007,
Mr. Hogan served on the board of directors of Inforte Corporation, a technology consulting company. Mr. Hogan received his Bachelor of
Sciences degree in Biomedical Engineering from the University of Illinois and his Masters of Business Administration degree in finance and international business with distinction from the J.L. Kellogg Graduate
School of Management at Northwestern University. Elliott believes that the attributes, skills and qualifications that Mr. Hogan has obtained through his extensive management experience in the software and technology marketplace will provide the Board and the Company with valuable industry knowledge and management experience.

John M. Dillon (62)	500 Third Street, Suite 510, San Francisco, CA 94107 301 Mission Street, # 47C, San Francisco, CA 94105	Mr. Dillon currently serves as a director of TransAct Technologies
Incorporated, a global leader in market-specific printers for transaction-
based industries. Mr. Dillon also serves as the CEO of Engine Yard, Inc., the leading cloud platform for automating and developing Ruby on Rails and PHP applications. Prior to joining Engine Yard, Mr. Dillon served as
CEO for Navis, Inc., a private company specializing in software systems for operating large marine container terminals and distribution centers, from
2002 to 2008. Before Navis, he also served as CEO for Salesforce.com and
President and CEO of Hyperion Solutions. Mr. Dillon began his career as a
Systems Engineer for Electronic Data Systems Corporation (EDS) and then moved into a variety of sales management positions for various high-tech companies, including Oracle Corporation. Mr. Dillon holds a Bachelor’s degree in Engineering from the United States Naval Academy and an MBA from Golden Gate University. Mr. Dillon served on active duty in the nuclear submarine service for five years before beginning his civilian career. Mr. Dillon is also a director at Intacct Corporation and Centerpointe
Community Bank and previously served as director of several other companies. Elliott believes that the attributes, skills and qualifications that
Mr. Dillon has obtained through his experience in the high technology industry will provide the Board and the Company with valuable insight.

Andreas W. Mattes (51)	82 Linden Avenue, Atherton, California 94027 82 Linden Avenue, Atherton, California 94027	Mr. Andreas W. Mattes currently serves as an independent consultant and a corporate advisor to senior executives and private equity funds, a role he has served in since 2011. Most recently, Mr. Mattes has served as an advisor to Opera Solutions, LLC and Violin Memory, Inc. From January 2006 until May 2011, Mr. Mattes served as a Senior Vice President of Hewlett Packard Corporation. From 1985 to 2005, Mr. Mattes served at Siemens AG, an electronics and electrical engineering company, where he held various sales and management positions, including serving as the Chief Executive Officer and the President of Siemens Communications, Inc. from May 2004 to December 2005. Mr. Mattes holds a Degree in Business Management from the Ludwig-Maximilians University in Munich, Germany. Mr. Mattes has previously served on the board of directors of two public companies: Radvision Ltd. and Mphasis Limited (where he served as the chairman of the board from 2009-2010). Elliott believes that the attributes, skills and qualifications that Mr. Mattes has obtained through his experience in the high technology industry will provide the Board and the Company with valuable insight.

The Board currently consists of ten directors, all of whom are in the same class and up for election at the 2012 Annual Meeting. According to the Company’s Proxy Statement, the Board of the Company intends to nominate ten candidates for election as directors at the 2012 Annual Meeting. This proxy statement is soliciting proxies to elect Messrs. Schaper, Hogan, Dillon and Mattes, and to grant authority to vote for the Company’s nominees other than [                    ]. Therefore, should a Stockholder so authorize us, we will cast votes for our four Nominees and up to six of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

The corporate governance guidelines of the Company, which are available on the Company’s website at http://investors.bmc.com, provide that determinations of independence shall be made (i) at a minimum in accordance with the criteria for independence required by Nasdaq and (ii) in accordance with additional independence criteria set forth in the Company’s corporate governance guidelines. Elliott has no knowledge of any facts that would prevent the determination that each of the Nominees is independent under such standards.

You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s nominees.

Who can vote at the 2012 Annual Meeting?

According to the Company’s Proxy Statement, the only securities eligible to be voted at the 2012 Annual Meeting are shares of Common Stock. Only Stockholders of record at the close of business on the Record Date, [                    ], 2012, are entitled to vote at the 2012 Annual Meeting. Each share of Common Stock represents one vote, and all shares of Common Stock vote together as a single class. There is no cumulative voting. According to the Company’s Proxy Statement, the total number of votes that can be cast at the 2012 Annual Meeting by all Stockholders is [                    ], consisting of one vote for each share of Common Stock that was outstanding on the Record Date.

How do proxies work?

Elliott is asking you to appoint [                    ] and [                    ] as your proxy holders to vote your shares of Common Stock at the 2012 Annual Meeting. You make this appointment by voting the enclosed GREEN proxy form or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2012 Annual Meeting, according to the directions you provide. You may vote for all, some, or none of our director candidates. Whether or not you are able to attend the 2012 Annual Meeting, you are urged to complete the enclosed GREEN proxy form and return it in the enclosed self-addressed, prepaid envelope or follow the instructions located on the GREEN proxy form to vote by telephone or Internet. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) “FOR” CARL JAMES SCHAPER FOR DIRECTOR; (II) “FOR” THOMAS E. HOGAN FOR DIRECTOR; (III) “FOR” JOHN M. DILLON FOR DIRECTOR; (IV) “FOR” ANDREAS W. MATTES FOR DIRECTOR; (V) TO GRANT AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS, OTHER THAN [                    ]; (VI) “FOR” THE APPROVAL OF THE BMC SOFTWARE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN; (VII) “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; (VIII) “FOR” THE COMPANY’S PROPOSAL FOR A NON-BINDING ADVISORY VOTE CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; (IX) “FOR” THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD SUBSEQUENT TO NOVEMBER 10, 2010 WITHOUT THE APPROVAL OF THE STOCKHOLDERS; AND (X) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2012 ANNUAL MEETING.

We do not know of any other matters to be presented for approval by the Stockholders at the 2012 Annual Meeting. Unless you indicate otherwise on the GREEN proxy form or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by Elliott at the time this proxy statement was printed and that, under the Company By-Laws, may be properly presented for action by the Stockholders at the 2012 Annual Meeting.

What do I need to attend the 2012 Annual Meeting?

According to the Company’s Proxy Statement, you will be admitted to the 2012 Annual Meeting if you were a BMC Software stockholder as of the close of business on the Record Date, [                    ], 2012, or you have authority to vote under a valid proxy for the 2012 Annual Meeting. You should be prepared to present valid government-issued photo identification, such as a driver’s license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the 2012 Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to [                    ], 2012, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership.

What is the quorum requirement for the 2012 Annual Meeting?

In order to carry on the business of the 2012 Annual Meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Treasury shares, which are shares owned by the Company itself, are not voted and do not count for this purpose. Abstentions and broker “non-votes” will be counted as present or represented at the 2012 Annual Meeting for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner withholds its vote on a particular proposal with respect to which it does not have discretionary voting power or instructions from the beneficial owner.

How many shares of Common Stock must be voted in favor of the Nominees to elect them?

According to the Company’s Proxy Statement, the election of directors at the 2012 Annual Meeting is considered a contested election as defined in the Company’s By-laws, and a nominee will be elected if he or she receives a plurality of the votes cast at the 2012 Annual Meeting (meaning those ten director nominees receiving the greatest number of votes cast “FOR” shall be elected). Abstentions and broker non-votes are not votes cast and will result in the applicable nominees receiving fewer “FOR” votes for purposes of determining the ten nominees receiving the most votes.

How many shares of Common Stock must be voted in favor of the other proposals described in this proxy statement?

Proposal 2: Approval of the Company’s 2013 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2012 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on Proposal 2. Your broker is not permitted to vote your shares of Common Stock on Proposal 2 without receiving instructions from you.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 requires the affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2012 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on Proposal 3. According to the Company’s Proxy Statement, because we are recommending that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, your broker does not need your voting instruction in order to vote your shares in connection with Proposal 3.

Proposal 4: The proposal to approve the advisory vote on executive compensation is not binding on the Company and will be considered to have been approved if it receives the affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2012 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on Proposal 4. Your broker is not permitted to vote your shares of Common Stock on Proposal 4 without receiving instructions from you. The opportunity to vote on this Proposal 4 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on this Proposal 4, if passed, is not binding upon the Company and serves only as a recommendation to the Board.

Proposal 5: Approval of the Stockholder Proposal requires the affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2012 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on Proposal 5. Your broker is not permitted to vote your shares of Common Stock on Proposal 5 without receiving instructions from you.

If other matters are properly brought before the 2012 Annual Meeting, the vote required will be determined in accordance with applicable law, the Nasdaq Rules, and the Company’s Restated Certificate of Incorporation and the By-laws, as applicable.

What should I do in order to vote for the Nominees and the other proposals?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instruction on the GREEN proxy form to vote by telephone or Internet.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed GREEN proxy form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us, care of MacKenzie Partners, Inc., at 105 Madison Avenue, 17th Floor, New York, New York 10016, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the 2012 Annual Meeting, we encourage you to read this proxy statement and date, sign and return your completed GREEN proxy form provided to you by us, or follow the instructions located on your GREEN proxy form to vote by telephone or internet prior to the 2012 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2012 Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the 2012 Annual Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than [                    ], 2012.

Can I use the GREEN proxy form to vote for any of the Company’s nominees?

Under the proxy rules we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a Stockholder of the Company who desires to vote for up to a full complement of ten director nominees to use the GREEN proxy form to vote for our Nominees as well as the Company’s nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote. We have determined to nominate a slate of four Nominees, Messrs. Schaper, Hogan, Dillon and Mattes and are seeking authority to vote for up to all of the Company’s nominees other than [                    ]. As a result, should a Stockholder so authorize us, on the GREEN proxy form, we would cast votes for our four Nominees and up to six of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

What is the deadline for submitting proxies?

(a) Internet: Votes submitted electronically via the Internet must be received by 11:59 p.m. Eastern Time on [—], 2012.

(b) Telephone: Votes submitted electronically by telephone must be received by 11:59 p.m. Eastern Time on [—], 2012.

(c) Mail: Votes submitted by mail via written proxy must be returned in sufficient time to be counted prior to the closing of the polls at the 2012 Annual Meeting.

(d) In Person: All stockholders of record as of the Record Date may vote in person at the 2012 Annual Meeting.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GREEN proxy form provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of MacKenzie Partners, Inc., 105 Madison Avenue, 17th Floor, New York, New York 10016, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

How do I revoke a proxy?

Any Stockholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card or form sent to you by the Company. If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by:

•	voting over the internet or by telephone at a later time in the manner provided on the GREEN proxy form;

•	signing, dating and returning the enclosed GREEN proxy form in the postage-paid envelope provided;

•	delivering to the Corporate Secretary of the Company a written notice of revocation c/o BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042; or

•	attending the 2012 Annual Meeting and voting in person.

Please note, however, that only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the 2012 Annual Meeting as described in this proxy statement. Attending the 2012 Annual Meeting alone without taking one of the actions above will not revoke your proxy.

Stockholders who hold their shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the 2012 Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, care of MacKenzie Partners, Inc., at the address listed above, so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2012 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2012 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR USE THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Elliott?

Elliott will pay all costs of the solicitation of proxies on behalf of Elliott and the other participants described on Annex A hereto for the 2012 Annual Meeting. Elliott does not intend to seek reimbursement of those costs from the Company.

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, MacKenzie Partners, Inc., toll free at 800-322-2885 or collect at 212-929-5500.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN.

ELLIOTT URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN

PROXY FORM TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND

TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER

THAN [            ], “FOR” THE COMPANY’S PROPOSAL TO APPROVE THE

BMC SOFTWARE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN, “FOR” THE

COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT

COMMITTEE OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

MARCH 13, 2013, “FOR” THE COMPANY’S PROPOSAL FOR A NON-BINDING,

ADVISORY VOTE CONCERNING THE COMPENSATION OF THE COMPANY’S

NAMED EXECUTIVE OFFICERS AND “FOR” OUR STOCKHOLDER PROPOSAL.

PROPOSAL NO. 1—ELECTION OF NOMINEES

We propose that the Stockholders elect Carl James Schaper, Thomas E. Hogan, John M. Dillon and Andreas W. Mattes as directors of the Company at the 2012 Annual Meeting. According to publicly available information, the Board currently consists of ten directors, all of whom are in the same class and up for election at the 2012 Annual Meeting. If our four Nominees are elected to the Board, they will replace four of the incumbent directors.

The Nominees, if elected at the 2012 Annual Meeting, would hold office until the 2013 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Each of the Nominees has consented to being named as a nominee in this proxy statement and, if elected, to serving as a director of the Company.

According to the Company’s Proxy Statement, the Board of the Company intends to nominate ten candidates for election as directors at the 2012 Annual Meeting. This proxy statement is soliciting proxies to elect Messrs. Schaper, Hogan, Dillon and Mattes, and to grant authority to vote for the Company’s nominees other than [                    ]. Therefore, should a Stockholder so authorize us, we will cast votes for our four Nominees and up to six of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

The corporate governance guidelines of the Company, which are available on the Company’s website at http://investors.bmc.com, provide that determinations of independence shall be made (i) at a minimum in accordance with the criteria for independence required by Nasdaq and (ii) in accordance with additional independence criteria set forth in the Company’s corporate governance guidelines. Elliott has no knowledge of any facts that would prevent the determination that each of the Nominees is independent under such standards.

In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his duties as a director.

We are not seeking control of the Board at the 2012 Annual Meeting. If elected, the Nominees would be a minority of the directors and would not alone be able to adopt resolutions or otherwise cause the Board to act. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

Information Regarding the Nominees

Information pertaining to the Nominees, including the name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the question and answer section of the proxy statement under the section entitled “Who are the nominees?”, which we urge you to read. This information has been furnished to Elliott by the Nominees. Other than as disclosed in this proxy statement, there is no arrangement or understanding between any of the Nominees and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s nominees.

Arrangements between Elliott and the Nominees

In consideration of the Nominees’ agreement to be nominees for election to the Board, Elliott has agreed to pay each Nominee a one-time fee of $50,000 in cash. Such fee is payable in two installments as follows: (i) $25,000 upon submission by Elliott to the Secretary of the Company of a notice of nomination of candidates for election to the Board at the 2012 Annual Meeting and (ii) $25,000 upon the earlier of (A) the mailing to the Company’s stockholders of a Schedule 14A Definitive Proxy Statement in connection with the solicitation of proxies by Elliott in support of such Nominee’s election as a director of the Company or (B) any agreement between Elliott, on the one hand, and the Company, on the other hand, in connection with the solicitation of proxies by Elliott pursuant to which such Nominee is appointed as a director of the Company. The second installment of such fee is reimbursable to Elliott if such Nominee voluntarily withdraws from serving as a nominee or otherwise refuses to serve as a director of the Company if so elected at the 2012 Annual Meeting.

Elliott has agreed to indemnify the Nominees against losses incurred in connection with their service as nominees for election as directors of the Company and in connection with the solicitation of proxies in respect thereof, to the extent that indemnification is not otherwise available, including from the Company, and to reimburse the Nominees for out-of-pocket expenses incurred in their capacity as nominees including, without limitation, reimbursement for reasonable travel expenses. Each Nominee has executed a written consent agreeing to be a nominee for election as a director of the Company and to serve as a director if so elected. Other than as set forth herein or in Annex A, no Elliott Participant and no associate of any Elliott Participant has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Compensation of the Company’s Directors

If elected to the Board, except as set forth above or in Annex A, the Nominees will not receive any compensation from Elliott to serve as nominees for election or as a director, if elected, of the Company.

They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation. The following discussion summarizes the Company’s compensation and indemnification of directors based solely on the Company’s Proxy Statement.

According to the Company’s Proxy Statement, each non-employee director receives an annual retainer fee of $50,000 as compensation for his services as a member of the Board, paid in quarterly installments. In addition to the annual Board retainer, Board members are entitled to a $16,000 per year retainer for members of the Audit Committee, a $11,000 per year retainer for members of the compensation committee, a $7,000 per year retainer for members of the corporate governance and nominating committee, and a $7,000 per year retainer for members of the mergers and acquisitions committee, in each case paid in advance in quarterly installments. In addition, the chairman of the corporate governance and nominating committee receives an annual retainer of $20,000, the chairman of the compensation committee receives an annual retainer of $30,000, the chairman of the Audit Committee receives an annual retainer of $45,000, and the chairman of the mergers and acquisitions committee receives an annual retainer of $20,000, in each case paid in advance in quarterly installments. In 2012, the lead director received an annual retainer of $30,000 and the Board recently increased the annual additional cash retainer for the lead director to $50,000 effective fiscal year 2013. Each non-employee director also received a $3,000 meeting fee for each in-person Board meeting attended during fiscal year 2012 (of which there were 5).

Each non-employee director is eligible to participate in the Company’s non-qualified deferred compensation plan, as described further in the Company’s Proxy Statement. Each non-employee director also receives an annual equity retainer in the amount of $288,000 delivered in the form of restricted stock units (“RSUs”) granted on the date of the Annual Meeting. The RSUs will become fully vested after one year of continuous service on the Board from the grant date, provided that in the event the next year’s Annual Meeting of stockholders is held prior to the one-year anniversary of the grant date and a director who has served continuously since the grant date to the date of such meeting is not re-elected, such director’s RSUs will become fully vested on the date of such meeting.

A new director joining the Board between Annual meetings will receive pro rata cash retainers and equity compensation based on the point during the year in which such director joins the Board.

The Company’s Corporate Governance Guidelines require each non-employee director to own 7,500 shares of Common Stock by the later of: (i) April 27, 2014 or (ii) the director’s fifth anniversary of joining the Board.

The Company maintains, at its expense, a policy of insurance which insures its directors and officers. The Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) and By-laws contain provisions for the indemnification of directors to the full extent authorized by the Delaware General Corporation Law. The Certificate of Incorporation contains provisions eliminating the personal liability of a director to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to some exceptions.

None of the Nominees, or any associate of any Nominee, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Regulation S-K”).

None of the Nominees has any position or office with the Company and no occupation or employment with which the Nominees have been involved during the past five years was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. None of the Nominees has ever served on the Board.

Interests of the Nominees

We expect that each of the Nominees if elected, will be (i) entitled to receive compensation customarily paid by the Company to its non-employee directors; (ii) indemnified for service as a director of the Company to the same extent indemnification is provided to the current directors of the Company; and (iii) covered by the Company’s director and officer liability insurance.

Other than as described in this proxy statement, none of the persons listed on Annex A of this proxy statement, including any Nominee, or any associate of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2012 Annual Meeting.

The Nominees have furnished the additional information with respect to themselves located on Annex A to this proxy statement.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF CARL JAMES

SCHAPER, THOMAS E. HOGAN, JOHN M. DILLON AND ANDREAS W. MATTES

AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES

OTHER THAN [                    ] BY MARKING, SIGNING, DATING AND

RETURNING THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE PAID

ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING

THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. IF YOU

HAVE SIGNED THE GREEN PROXY FORM AND NO MARKING IS MADE, YOU

WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES

OF COMMON STOCK REPRESENTED BY THE GREEN PROXY FORM “FOR” THE

ELECTION OF CARL JAMES SCHAPER, THOMAS E. HOGAN, JOHN M. DILLON

AND ANDREAS W. MATTES AND TO GRANT AUTHORITY TO VOTE FOR THE

COMPANY’S NOMINEES OTHER THAN [                        ].

Please do not return any WHITE proxy card you may receive from the Company or otherwise authorize a proxy (other than on the GREEN proxy form delivered by us to you) to vote your shares of Common Stock for the Company’s nominees. If you have already submitted a WHITE proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company’s nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the GREEN proxy form to vote by telephone or Internet. Only your latest dated proxy will be counted.

PROPOSAL NO. 2—APPROVAL OF THE BMC SOFTWARE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN

As discussed in further detail in the Company’s Proxy Statement, the Company has proposed that the Stockholders approve the BMC Software, Inc. 2013 Employee Stock Purchase Plan (the “2013 ESPP”), including a new maximum number of shares of the Company’s Common Stock that may be issued under the 2013 ESPP, subject to the approval of the Company’s stockholders.

The Company first adopted a similar employee stock purchase plan in 1996 and, if the stockholders do not approve the 2013 ESPP, the BMC Software, Inc. 2006 Employee Stock Purchase Plan (the “2006 ESPP”) will remain in effect until all of the shares subject to the 2006 ESPP have been sold. The 2013 ESPP will go into effect on January 1, 2013 and will replace the 2006 ESPP. The 2013 ESPP will have 6,000,000 shares available for issuance (subject to adjustment in the event of stock dividends, stock splits and certain other events) and provides that options to purchase shares of Common Stock may continue to be granted under the 2013 ESPP until termination of the 2013 ESPP, which termination will automatically occur once all shares of Common Stock available for issuance under the 2013 ESPP have been sold pursuant to options granted thereunder, if not sooner terminated at the discretion of the Board.

We do not object to the approval of the 2013 ESPP and recommend that you vote “FOR” this Proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form. Additional information regarding this Proposal is contained in the Company’s Proxy Statement.

PROPOSAL NO. 3—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

As discussed in further detail in the Company’s Proxy Statement, the Company has proposed that the Stockholders ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. We do not object to the ratification of the Audit Committee’s selection of Ernst & Young LLP and recommend that you vote “FOR” this Proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form. Additional information regarding this Proposal is contained in the Company’s Proxy Statement.

PROPOSAL NO. 4—ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s Proxy Statement and as required by the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”), the Company has proposed that the Stockholders vote to approve, on a non-binding, advisory basis, the compensation of those of the Company’s named executive officers as described in the Company’s Proxy Statement in accordance with the compensation disclosure rules of the SEC. This is often referred to as a “say on pay,” and provides Stockholders with the ability to cast a vote with respect to the Company’s 2013 executive compensation programs and policies and the compensation paid to the named executive officers as disclosed in the Company’s Proxy Statement. This advisory vote on executive compensation is not binding on the Board. It is Elliott’s view that executive compensation has been poorly aligned with stockholder performance. However, at this time, Elliott believes the best pathway for change is to elect its Nominees to the Board and has determined not to object to this non-binding vote.

As such, we recommend that you vote “FOR” the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

Additional information regarding this Proposal is contained in the Company’s Proxy Statement.

PROPOSAL NO. 5—REPEALING OF CERTAIN PROVISIONS OF OR AMENDMENTS TO THE BY-LAWS ADOPTED SINCE NOVEMBER 10, 2010

Pursuant to Article IX of the By-laws and Article III of the Certificate of Incorporation, the Board is empowered to adopt, amend or repeal the By-laws without approval by the Stockholders. Elliott believes that the Stockholders should have the opportunity to repeal any provision of or amendment to the By-laws unilaterally adopted by the Board subsequent to November 10, 2010, which is the date of the last publicly available By-laws. Adoption of this resolution could have the effect of counteracting any unilateral adoption, amendment or repeal of the By-laws by the Board that would impede the effectiveness of the proposed election of the Nominees, as applicable, negatively impact our ability to solicit and/or obtain proxies from Stockholders, countermine the will of the Stockholders expressed in those proxies or modify the Company’s corporate governance guidelines.

For these reasons, Elliott intends to present the following resolution for a vote of the Stockholders at the 2012 Annual Meeting:

“RESOLVED, that each provision or amendment of the By-laws adopted by the Board without the approval of the Company’s stockholders subsequent to November 10, 2010 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Company’s stockholders.”

WE STRONGLY URGE YOU TO VOTE “FOR” AND TO USE THE GREEN PROXY

FORM TO AUTHORIZE A PROXY TO VOTE “FOR” THE REPEALING OF ANY

PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD

SUBSEQUENT TO NOVEMBER 10, 2010 WITHOUT THE APPROVAL OF THE

STOCKHOLDERS.

OTHER PROPOSALS

We do not know of any other matters to be presented for approval by the Stockholders at the 2012 Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed GREEN proxy form will vote the Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this proxy statement to be acted upon at the 2012 Annual Meeting.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Elliott, none of whom will, except as described in Appendix I attached hereto or elsewhere in this proxy statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

We have retained MacKenzie Partners, Inc. (“MacKenzie”) for solicitation and advisory services in connection with solicitations relating to the 2012 Annual Meeting. MacKenzie will receive a retainer of $25,000 applicable toward the final fee to be mutually agreed upon by Elliott and MacKenzie and reimbursement of reasonable out-of-pocket expenses for its services to Elliott in connection with the solicitation. Approximately 45 people may be employed by MacKenzie to solicit proxies from the Company’s stockholders for the 2012 Annual Meeting. Elliott has agreed to indemnify MacKenzie in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date. Elliott will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Elliott and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

The entire expense of soliciting proxies for the 2012 Annual Meeting by Elliott or on Elliott’s behalf is being borne by Elliott. Elliott will not seek reimbursement of such costs from the Company. Elliott anticipates that the total expenses that it will incur in furtherance of, or in connection with, the solicitation of proxies for the 2012 Annual Meeting will be approximately $5,000,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING ELLIOTT

AND THE ELLIOTT PARTICIPANTS

Annex A hereto includes information pertaining to Elliott and the Elliott Participants, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to Elliott and the Elliott Participants.

CERTAIN RELATIONSHIPS WITH THE COMPANY

As of the date hereof and as of [            ], 2012, Elliott Associates is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 3,652,630 shares of Common Stock, and Elliott International is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 6,741,370 shares of Common Stock, which together represents approximately [    ]% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on [                    ], 2012). The date of purchase, number of shares of Common Stock purchased and the price per share of Common Stock is set forth in Annex A to this proxy statement. Other than as disclosed on Annex A, Elliott, the Elliott Participants and the Nominees have not effected any transaction in securities of the Company in the past two years. The shares of Common Stock owned by Elliott were acquired using prime brokerage account margin borrowing and cash on hand. The Common Stock owned by Elliott Associates and Elliott International may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing and/or stock borrowing in connection with purchasing, borrowing or holding of securities, and such Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and/or stock loan terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the Common Stock held by Elliott is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

Other than as set forth in this proxy statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries, is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries, (i) beneficially owns, directly or indirectly, or has the right to acquire, any securities of the Company or has effected any transaction in securities of the Company during the past two years; (ii) beneficially owns, directly or indirectly, or has the right to acquire, any securities of any parent or subsidiary of the Company or has effected any transaction in securities of any parent or subsidiary of the Company during the past two years; and (iii) owns any securities of the Company of record but not beneficially.

Other than as set forth in this proxy statement or on Annex A hereto, (i) there have been no contracts, negotiations or transactions within the past two years, between Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries on the other hand, concerning any merger, consolidation, acquisition, tender offer, election of the Company’s directors, or the sale of a material amount of the Company’s assets; (ii) none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries, have any other present or proposed material agreement, arrangement, understanding or relationship (with respect to any future employment, future transaction or otherwise) with the Company or any of its executive officers, directors, controlling persons, affiliates or subsidiaries, and (iii) none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Other than as set forth in this proxy statement or on Annex A hereto, there are no material proceedings to which any Nominee, or any associate of any such Nominee, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

There are no family relationships (as such term is defined in Item 401(d) of Regulation S-K) between any of the Nominees or between any of the Nominees and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

None of the Nominees is a current or former officer of the Company and none of the Nominees was an employee of the Company during fiscal year 2011. During fiscal year 2011, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer.

Please refer to the Company’s Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and 5% stockholders, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of stockholders, including the election of directors, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Company’s Board and other information concerning the Company’s Board, and procedures for submitting proposals for inclusion in the Company’s Proxy Statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company’s Proxy Statement and form of proxy for that meeting is also contained in the Company’s Proxy Statement. This information is contained in the Company’s public filings and the Company Stockholders should refer to the Company’s Proxy Statement and its other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. Elliott will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, MacKenzie Partners, Inc., at the following address or phone number: 105 Madison Avenue, 17th Floor, New York, New York 10016, toll free at 800-322-2885 or call collect at 212-929-5500. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s Proxy Statement contained in this proxy statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this proxy statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Nominees, Elliott or the Elliott Participants is given only to the knowledge of Elliott.

This proxy statement is dated [            ], 2012. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to Stockholders shall not create any implication to the contrary.

You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or by calling MacKenzie at the address and phone numbers indicated above.

Please refer to the Company’s Proxy Statement and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the 2012 Annual Meeting and in accordance with applicable law.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY FORM TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [            ], “FOR” THE COMPANY’S PROPOSAL TO APPROVE THE BMC SOFTWARE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN, “FOR” THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2013, “FOR” THE COMPANY’S PROPOSAL FOR A NON-BINDING, ADVISORY VOTE CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND “FOR” OUR STOCKHOLDER PROPOSAL.

[ ], 2012

Thank you for your support.

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES INC.

ELLIOTT ASSET MANAGEMENT LLC

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

CARL JAMES SCHAPER

THOMAS E. HOGAN

JOHN M. DILLON

ANDREAS W. MATTES

[Remainder of page intentionally left blank]

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS IN THE

SOLICITATION

Elliott, the Elliott Participants and the Nominees comprise the “participants” in the solicitation of proxies from Stockholders to vote in favor of the election of the Nominees to serve as directors on the Company’s Board, to vote in favor of the approval of the BMC Software, Inc. 2013 Employee Stock Purchase Plan, to vote in favor of the ratification of the selection of the independent accountants, to vote in favor of Company’s proposal for a non-binding advisory vote concerning the compensation of the Company’s named executive officers and to vote in favor of the approval of the Stockholder Proposal, in each case as described further in this proxy statement. Information regarding the participants in the solicitation is set forth below. The terms “associate,” “affiliate” and “participant” used in connection with the statements in this Annex A have the meaning ascribed to them in the Securities Exchange Act of 1934, as amended.

Except as described herein, none of Elliott, the Elliott Participants or any of the Nominees beneficially own any securities of the Company or have any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants hereto within the past two years. Elliott used its own assets to purchase the shares of Common Stock owned by it. The shares of Common Stock owned by Elliott were acquired using prime brokerage account margin borrowing and cash on hand. The Common Stock owned by Elliott Associates and Elliott International may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing and/or stock borrowing in connection with purchasing, borrowing or holding of securities, and such Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and/or stock loan terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Elliott is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Common Stock.

During the past ten years, none of Elliott, the Elliott Participants or any of the Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described herein or in the proxy statement, none of Elliott, the Elliott Participants or any of the Nominees is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Except as described herein or in the proxy statement, none of Elliott, the Elliott Participants or any of the Nominees is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

The name, principal business address and the principal occupation or employment of Elliott and the Elliott Participants is set forth below.

ELLIOTT ASSOCIATES

Elliott Associates, L.P. is a Delaware limited partnership, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Elliott Associates is to purchase, sell, trade and invest in securities.

ELLIOTT INTERNATIONAL

Elliott International, L.P. is a Cayman Islands limited partnership, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Elliott International, L.P. also has a business address c/o Elliott Management Corporation, 40 West 57th Street, New York, New York 10019. The principal business of Elliott International is to purchase, sell, trade and invest in securities.

SINGER

Paul E. Singer is a United States citizen and his principal business address is 40 West 57th Street, New York, New York 10019. Singer’s principal business is to serve as a general partner of Elliott Associates and Capital Advisors; the sole director and president of EICA, as a managing member of Special GP, as a director and the president of Hambledon and as a director and the president and treasurer of Braxton.

CAPITAL ADVISORS

Elliott Capital Advisors, L.P. is a Delaware limited partnership, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Capital Advisors is the furnishing of investment advisory services; Capital Advisors also serves as general partner of Elliott Associates and managing member of Special GP.

BRAXTON

Braxton Associates, Inc. is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Braxton is serving as general partner of Capital Advisors.

ASSET MANAGEMENT

Elliott Asset Management LLC is a Delaware limited liability company, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Asset Management is serving as general partner of Capital Advisors.

THE LIVERPOOL LIMITED PARTNERSHIP

The Liverpool Limited Partnership is a Bermuda limited partnership, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda. The Liverpool Limited Partnership also has a business address c/o Elliott Associates, 40 West 57th Street, New York, New York 10019. The principal business of The Liverpool Limited Partnership is to purchase, sell, trade and invest in securities. Elliott Associates holds 3,317,551 of the Common Stock beneficially owned by Elliott Associates through The Liverpool Limited Partnership.

LIVERPOOL ASSOCIATES LTD.

Liverpool Associates Ltd. is a Bermuda company, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda. Liverpool Associates Ltd. also has a business address c/o Elliott Associates, 40 West 57th Street, New York, New York 10019. The principal business of Liverpool Associates Ltd. is serving as general partner of The Liverpool Limited Partnership.

SPECIAL GP

Elliott Special GP, LLC, is a Delaware limited liability company, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Special GP is serving as a general partner of Elliott Associates.

EICA

Elliott International Capital Advisors Inc., is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. EICA serves as the investment manager for Elliott International.

HAMBLEDON

Hambledon, Inc. is a Cayman Islands corporation, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Hambledon, Inc. also has a business address c/o Elliott Management Corporation, 40 West 57th Street, New York, New York 10019. The principal business of Hambledon is serving as a general partner of Elliott International.

ELLIOTT MANAGEMENT CORPORATION

Elliott Management Corporation, is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. Elliott Management Corporation provides management services to Elliott and their affiliates.

[Remainder of page intentionally left blank]

TRANSACTIONS IN THE SECURITIES OF THE COMPANY:

Other than as set forth herein, none of Elliott, the Elliott Participants or any Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth herein, none of Elliott, the Elliott Participants or any Nominee has effected any transactions in any securities of the Company in the last two years.

As of the date hereof and as of [            ], 2012, Elliott Associates is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 3,652,630 shares of Common Stock, and Elliott International is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 6,741,370 shares of Common Stock, which together represents approximately [    ]% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on [            ], 2012).

Transactions by Elliott

Elliott Associates Folio

Common Stock

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-Nov-2011	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-Nov-2011	B	59,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-Nov-2011	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-Nov-2011	B	900.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-Nov-2011	B	10,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-Nov-2011	B	10,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	14-Nov-2011	B	39,200.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	14-Nov-2011	B	10,650.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	14-Nov-2011	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	12-Dec-2011	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	13-Dec-2011	S	(5,839.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	13-Dec-2011	B	5,839.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	26-Jan-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	26-Jan-2012	B	12,814.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Jan-2012	B	5,845.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Jan-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Jan-2012	B	10,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Jan-2012	B	7,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	30-Jan-2012	B	70,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	30-Jan-2012	B	5,005.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	31-Jan-2012	B	9,586.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	31-Jan-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	01-Feb-2012	B	12,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	01-Feb-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	07-Feb-2012	S	(36,750.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	07-Feb-2012	S	(6,507.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-Feb-2012	S	(52,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-Feb-2012	S	(35,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-Feb-2012	S	(17,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-Feb-2012	S	(35,000.000000)

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-Feb-2012	S	(28,493.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	09-Feb-2012	S	(70,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	09-Feb-2012	S	(17,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	09-Feb-2012	S	(35,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT ASSOCIATES LP	10-Feb-2012	S	(17,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	17-Feb-2012	S	(105,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	09-Mar-2012	B	29,282.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	12-Mar-2012	B	29,631.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	12-Mar-2012	B	35,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	13-Mar-2012	B	11,087.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	13-Mar-2012	B	1,548.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	14-Mar-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	14-Mar-2012	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	14-Mar-2012	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	15-Mar-2012	B	41,910.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	15-Mar-2012	B	17,481.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	15-Mar-2012	B	440,650.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	15-Mar-2012	B	5,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	15-Mar-2012	B	35.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	16-Mar-2012	B	70,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	19-Mar-2012	B	49,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	19-Mar-2012	B	24,974.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Mar-2012	S	(700,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Mar-2012	B	18,903.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Mar-2012	B	17,563.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Mar-2012	B	113,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Mar-2012	B	2,744.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-Mar-2012	B	16,942.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-Mar-2012	B	17,487.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-Mar-2012	B	277.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-Mar-2012	B	24,281.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-Mar-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-Mar-2012	B	36,995.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-Mar-2012	B	35,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-Mar-2012	B	3,745.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	26-Mar-2012	B	33,307.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	26-Mar-2012	B	31,432.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Mar-2012	B	77,886.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Mar-2012	B	11,939.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	28-Mar-2012	B	35,033.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	28-Mar-2012	B	26,253.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	28-Mar-2012	B	30,260.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	28-Mar-2012	B	10,920.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	29-Mar-2012	B	2,870.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	29-Mar-2012	B	45,150.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	29-Mar-2012	B	1,015.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	29-Mar-2012	B	1,495.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	30-Mar-2012	B	70,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	30-Mar-2012	B	17,499.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	02-Apr-2012	B	9,807.000000

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	02-Apr-2012	S	(700,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	02-Apr-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	03-Apr-2012	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	03-Apr-2012	B	61,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-Apr-2012	B	38,446.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-Apr-2012	B	36,610.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-Apr-2012	B	70,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	05-Apr-2012	B	20,650.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	09-Apr-2012	B	70,027.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-Apr-2012	B	9,294.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-Apr-2012	B	70,098.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-Apr-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-Apr-2012	B	9,171.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-Apr-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	12-Apr-2012	B	15,325.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	12-Apr-2012	B	1,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	13-Apr-2012	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	16-Apr-2012	B	3,501.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	16-Apr-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	16-Apr-2012	B	15,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	17-Apr-2012	B	3,749.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	17-Apr-2012	B	5,819.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	17-Apr-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	18-Apr-2012	B	14,070.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	18-Apr-2012	B	33,591.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	18-Apr-2012	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	19-Apr-2012	B	70,001.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	19-Apr-2012	B	4,214.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Apr-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	20-Apr-2012	B	26,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-Apr-2012	B	12,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-Apr-2012	B	63,507.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-Apr-2012	B	13,999.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-Apr-2012	B	29,747.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-Apr-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-Apr-2012	B	700,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-Apr-2012	B	700,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Apr-2012	B	26,193.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Apr-2012	B	51,511.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	27-Apr-2012	B	3,185.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	30-Apr-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	01-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	01-May-2012	B	17,499.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	01-May-2012	B	12,463.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	01-May-2012	B	2,763.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	02-May-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	02-May-2012	B	2,950.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	02-May-2012	B	700.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	03-May-2012	B	33,100.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	03-May-2012	B	32,258.000000

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	03-May-2012	B	9,216.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-May-2012	B	28,512.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-May-2012	B	81,926.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-May-2012	B	43,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	04-May-2012	B	5.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	07-May-2012	B	14,560.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	07-May-2012	B	21,001.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-May-2012	B	17,290.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-May-2012	B	21,812.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	08-May-2012	B	13,186.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	09-May-2012	B	61,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	09-May-2012	B	200.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-May-2012	B	35,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-May-2012	B	8,745.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	10-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-May-2012	B	24,176.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-May-2012	B	26,255.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	11-May-2012	B	1,749.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	14-May-2012	B	18,075.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	14-May-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	14-May-2012	B	1,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	18-May-2012	B	35,001.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	18-May-2012	B	175,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	18-May-2012	B	35,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-May-2012	B	10,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-May-2012	B	3,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-May-2012	B	38,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	21-May-2012	B	17,501.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-May-2012	B	17,499.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-May-2012	B	31,915.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	22-May-2012	B	4,503.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-May-2012	B	17,512.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-May-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-May-2012	B	8,749.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-May-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	23-May-2012	B	20,356.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-May-2012	B	5,536.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-May-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-May-2012	B	14,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-May-2012	B	8,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	24-May-2012	B	14,001.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-May-2012	B	24,257.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-May-2012	B	17,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	LIVERPOOL LIMITED PARTNERSHIP	25-May-2012	B	1,750.000000

Options

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	20-Jan-2012	B	700.000000
BMC031712C35:March 12 Calls	LIVERPOOL LIMITED PARTNERSHIP	24-Jan-2012	B	700.000000
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	24-Jan-2012	B	350.000000
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	26-Jan-2012	S	(350.000000)
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	27-Jan-2012	S	(350.000000)
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	27-Jan-2012	S	(700.000000)
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	30-Jan-2012	S	(350.000000)
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	30-Jan-2012	S	(350.000000)
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	30-Jan-2012	S	(350.000000)
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	31-Jan-2012	S	(350.000000)
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	31-Jan-2012	S	(350.000000)
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	01-Feb-2012	S	(350.000000)
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	01-Feb-2012	S	(350.000000)
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	02-Feb-2012	B	345.000000
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	03-Feb-2012	B	18.000000
BMC021812P35:February 12 Puts	LIVERPOOL LIMITED PARTNERSHIP	17-Feb-2012	B	1,387.000000
BMC21812C35:FEBRUARY 12 CALLS	LIVERPOOL LIMITED PARTNERSHIP	17-Feb-2012	B	1,050.000000
BMC031712C35:March 12 Calls	LIVERPOOL LIMITED PARTNERSHIP	16-Mar-2012	S	(700.000000)
BMC SOFTWARE INC OTC 10C 5/10/12 (CSFI) Calls	ELLIOTT ASSOCIATES LP	20-Mar-2012	B	7,000.000000
BMC SOFTWARE INC OTC 10C 5/10/12 (MLI) Calls	ELLIOTT ASSOCIATES LP	02-Apr-2012	B	7,000.000000
BMC SOFTWARE INC OTC 10C 5/10/12 (CSFI) Calls	ELLIOTT ASSOCIATES LP	25-Apr-2012	S	(7,000.000000)
BMC SOFTWARE INC OTC 10C 5/10/12 (MLI) Calls	ELLIOTT ASSOCIATES LP	25-Apr-2012	S	(7,000.000000)

Elliott International Folio

Common Stock

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-Nov-2011	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-Nov-2011	B	110,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-Nov-2011	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-Nov-2011	B	1,670.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-Nov-2011	B	19,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-Nov-2011	B	19,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-Nov-2011	B	72,800.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-Nov-2011	B	19,780.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-Nov-2011	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	12-Dec-2011	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	13-Dec-2011	S	(10,844.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	13-Dec-2011	B	10,844.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	26-Jan-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	26-Jan-2012	B	23,798.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Jan-2012	B	10,854.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Jan-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Jan-2012	B	19,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Jan-2012	B	13,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	30-Jan-2012	B	130,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	30-Jan-2012	B	9,296.000000

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	31-Jan-2012	B	17,802.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	31-Jan-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	01-Feb-2012	B	22,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	01-Feb-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	07-Feb-2012	S	(68,250.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	07-Feb-2012	S	(12,085.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-Feb-2012	S	(97,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-Feb-2012	S	(65,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-Feb-2012	S	(32,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-Feb-2012	S	(65,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-Feb-2012	S	(52,915.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-Feb-2012	S	(32,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-Feb-2012	S	(65,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-Feb-2012	S	(130,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-Feb-2012	S	(32,500.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	17-Feb-2012	S	(195,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-Mar-2012	B	54,381.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	12-Mar-2012	B	65,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	12-Mar-2012	B	55,030.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	13-Mar-2012	B	20,589.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	13-Mar-2012	B	2,576.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-Mar-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-Mar-2012	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-Mar-2012	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	15-Mar-2012	B	77,846.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	15-Mar-2012	B	32,519.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	15-Mar-2012	B	818,350.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	15-Mar-2012	B	9,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	15-Mar-2012	B	65.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	16-Mar-2012	B	130,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	19-Mar-2012	B	91,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	19-Mar-2012	B	46,379.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Mar-2012	S	(1,300,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Mar-2012	B	35,105.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Mar-2012	B	32,437.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Mar-2012	B	211,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Mar-2012	B	5,094.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-Mar-2012	B	31,463.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-Mar-2012	B	32,513.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-Mar-2012	B	515.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-Mar-2012	B	45,094.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-Mar-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-Mar-2012	B	68,705.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-Mar-2012	B	65,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-Mar-2012	B	6,954.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	26-Mar-2012	B	61,856.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	26-Mar-2012	B	58,343.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Mar-2012	B	144,645.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Mar-2012	B	22,172.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	28-Mar-2012	B	64,967.000000

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	28-Mar-2012	B	48,747.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	28-Mar-2012	B	56,197.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	28-Mar-2012	B	20,280.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	29-Mar-2012	B	5,330.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	29-Mar-2012	B	83,850.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	29-Mar-2012	B	1,885.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	29-Mar-2012	B	2,776.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	30-Mar-2012	B	130,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	30-Mar-2012	B	32,501.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	02-Apr-2012	B	18,209.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	02-Apr-2012	S	(1,300,000.000000)
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	02-Apr-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	03-Apr-2012	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	03-Apr-2012	B	113,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-Apr-2012	B	71,399.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-Apr-2012	B	67,990.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-Apr-2012	B	130,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	05-Apr-2012	B	38,350.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-Apr-2012	B	129,973.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-Apr-2012	B	17,261.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-Apr-2012	B	130,128.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-Apr-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-Apr-2012	B	17,044.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-Apr-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	12-Apr-2012	B	28,460.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	12-Apr-2012	B	3,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	13-Apr-2012	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	16-Apr-2012	B	6,499.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	16-Apr-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	16-Apr-2012	B	29,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	17-Apr-2012	B	6,966.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	17-Apr-2012	B	10,807.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	17-Apr-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	18-Apr-2012	B	26,130.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	18-Apr-2012	B	62,382.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	18-Apr-2012	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	19-Apr-2012	B	129,999.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	19-Apr-2012	B	7,826.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Apr-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	20-Apr-2012	B	48,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-Apr-2012	B	22,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-Apr-2012	B	117,939.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-Apr-2012	B	26,001.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-Apr-2012	B	1,300,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-Apr-2012	B	1,300,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-Apr-2012	B	55,253.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-Apr-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Apr-2012	B	48,807.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Apr-2012	B	95,665.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	27-Apr-2012	B	5,915.000000

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	30-Apr-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	01-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	01-May-2012	B	32,501.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	01-May-2012	B	23,367.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	01-May-2012	B	5,131.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	02-May-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	02-May-2012	B	5,478.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	02-May-2012	B	1,300.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	03-May-2012	B	61,472.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	03-May-2012	B	59,911.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	03-May-2012	B	17,114.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-May-2012	B	52,989.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-May-2012	B	152,059.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-May-2012	B	81,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	04-May-2012	B	10.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	07-May-2012	B	27,040.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	07-May-2012	B	38,999.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-May-2012	B	32,110.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-May-2012	B	40,508.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	08-May-2012	B	24,494.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-May-2012	B	113,750.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	09-May-2012	B	374.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-May-2012	B	65,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-May-2012	B	16,255.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	10-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-May-2012	B	44,897.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-May-2012	B	48,745.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	11-May-2012	B	3,251.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-May-2012	B	32,278.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-May-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	14-May-2012	B	3,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	18-May-2012	B	64,999.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	18-May-2012	B	325,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	18-May-2012	B	65,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-May-2012	B	19,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-May-2012	B	6,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-May-2012	B	71,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	21-May-2012	B	32,499.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-May-2012	B	32,501.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-May-2012	B	17,185.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	22-May-2012	B	8,364.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-May-2012	B	32,521.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-May-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-May-2012	B	16,251.000000

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-May-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	23-May-2012	B	37,828.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-May-2012	B	10,280.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-May-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-May-2012	B	26,000.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-May-2012	B	16,250.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	24-May-2012	B	25,999.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-May-2012	B	45,743.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-May-2012	B	32,500.000000
BMC SOFTWARE INC COMMON STOCK(US)	ELLIOTT INTERNATIONAL LP	25-May-2012	B	3,250.000000

Options

Security Desc	Fund Desc	Trade Dt	Buy/Sell	Trade Qty
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	20-Jan-2012	B	1,300.000000
BMC031712C35:March 12 Calls	ELLIOTT INTERNATIONAL LP	24-Jan-2012	B	1,300.000000
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	24-Jan-2012	B	650.000000
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	26-Jan-2012	S	(650.000000)
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	27-Jan-2012	S	(650.000000)
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	27-Jan-2012	S	(1,300.000000)
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	30-Jan-2012	S	(650.000000)
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	30-Jan-2012	S	(650.000000)
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	30-Jan-2012	S	(650.000000)
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	31-Jan-2012	S	(650.000000)
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	31-Jan-2012	S	(650.000000)
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	01-Feb-2012	S	(650.000000)
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	01-Feb-2012	S	(650.000000)
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	02-Feb-2012	B	641.000000
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	03-Feb-2012	B	32.000000
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	08-Feb-2012	B	1.000000
BMC021812P35:February 12 Puts	ELLIOTT INTERNATIONAL LP	17-Feb-2012	B	2,576.000000
BMC21812C35:FEBRUARY 12 CALLS	ELLIOTT INTERNATIONAL LP	17-Feb-2012	B	1,950.000000
BMC031712C35:March 12 Calls	ELLIOTT INTERNATIONAL LP	16-Mar-2012	S	(1,300.000000)
BMC SOFTWARE INC OTC 10C 5/10/12 (CSFI) Calls	ELLIOTT INTERNATIONAL LP	20-Mar-2012	B	13,000.000000
BMC SOFTWARE INC OTC 10C 5/10/12 (MLI) Calls	ELLIOTT INTERNATIONAL LP	02-Apr-2012	B	7,000.000000
BMC SOFTWARE INC OTC 10C 5/10/12 (CSFI) Calls	ELLIOTT INTERNATIONAL LP	25-Apr-2012	S	(13,000.000000)
BMC SOFTWARE INC OTC 10C 5/10/12 (MLI) Calls	ELLIOTT INTERNATIONAL LP	25-Apr-2012	S	(7,000.000000)

PRELIMINARY COPY – SUBJECT TO COMPLETION DATED MAY 25, 2012

PLEASE VOTE TODAY!

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET

GREEN PROXY

PROXY FOR 2012 ANNUAL MEETING OF STOCKHOLDERS OF

BMC SOFTWARE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC., ELLIOTT MANAGEMENT CORPORATION, CARL JAMES SCHAPER, THOMAS E. HOGAN, JOHN M. DILLON AND ANDREAS W. MATTES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF BMC SOFTWARE, INC.

The undersigned stockholder of BMC Software, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints [            ] and [            ], and, each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company registered in the name of the undersigned, as of [            ], 2012, at the 2012 Annual Meeting of Stockholders to be held on [            ], 2012, at [            ] [            ] Time, in the [            ], and at any and all adjournments or postponements thereof. Receipt of the Notice of 2012 Annual Meeting and Proxy Statement is hereby acknowledged.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF MESSRS. SCHAPER, HOGAN, DILLON AND MARRES AND TO GRANT AUTHORITY TO VOTE FOR EACH OF THE COMPANY’S NOMINEES OTHER THAN [            ] AS DIRECTORS; “FOR” THE APPROVAL OF THE BMC SOFTWARE, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN; “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; “FOR” THE COMPANY’S PROPOSAL FOR A NON-BINDING ADVISORY VOTE CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; “FOR” THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD SUBSEQUENT TO NOVEMBER 10, 2010 WITHOUT THE APPROVAL OF THE STOCKHOLDERS; AND IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2012 ANNUAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the 2012 Annual Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY!

(continued and to be signed and dated on reverse side)

FORM OF PROXY

PROXY SOLICITED BY ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC., ELLIOTT MANAGEMENT CORPORATION, CARL JAMES SCHAPER, THOMAS E. HOGAN, JOHN M. DILLON AND ANDREAS W. MATTES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF

BMC SOFTWARE, INC.

2012 Annual Meeting of Stockholders of BMC Software, Inc.

To be held on [            ], 2012

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to vote your shares of common stock of BMC Software, Inc. for the upcoming 2012 Annual Meeting of Stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

1.	Vote by Telephone—Call toll-free from the U.S. or Canada at [ ] on a touch-tone telephone. If outside the U.S. or Canada, call [ ]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

2.	Vote by Internet—Please access https://www.[ ].com/[ ], and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card or form.

3.	Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy form in the envelope provided, or mail to: Elliott Associates, L.P., c/o MacKenzie Partners, Inc. 105 Madison Avenue, 17th Floor, New York, New York 10016.

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET.

Please mark your votes as indicated in this example using dark ink only. ☒

GREEN PROXY FORM

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” ALL OF THE DIRECTORS SET FORTH BELOW:

1. Election of Directors	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

Nominees:	☐	☐	☐

(01) Carl James Schaper

(02) Thomas E. Hogan

(03) John M. Dillon

(04) Andreas W. Mattes

The persons who have been nominated by the Company to serve as directors other than [            ].

The participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for [            ]. There is no assurance that any of the Company’s nominees will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement distributed by the Company for the names, background, qualifications and other information concerning the Company’s nominees.

(INSTRUCTION: IF YOU DO NOT WISH YOUR SHARES VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “EXCEPTIONS” BOX ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS OTHER THAN [            ] BY WRITING THE NAMES OF SUCH COMPANY NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)

*Exceptions

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 2 BELOW:

FOR	AGAINST	ABSTAIN

2.      To approve the BMC Software, Inc. 2013 Employee Stock Purchase Plan, as described further in the Company’s [Preliminary] Proxy Statement on Schedule 14A, filed with the SEC on [May 18], 2012 (the “Company’s Proxy Statement”).

☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 3 BELOW:

FOR	AGAINST	ABSTAIN

3.      To approve the Company’s proposal to ratify the selection by the Audit Committee of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2013.

☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 4 BELOW:

	FOR	AGAINST	ABSTAIN
4. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described further in the Company’s Proxy Statement.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 5 BELOW:

	FOR	AGAINST	ABSTAIN
5. To approve the repealing of any provision of or amendment to the By-laws adopted by the Board subsequent to November 10, 2010 without the approval of the Stockholders.	☐	☐	☐

Other Matters: To vote in their discretion on all other matters as may properly come before the 2012 Annual Meeting to which the Stockholders are entitled to vote on, including any motion to adjourn or postpone the meeting or other matters incidental to the conduct of the meeting.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED

Dated:

Signature of Stockholder

Signature of Stockholder (if held jointly)

Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.